Note 2 - Liquidity	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Liquidity [Abstract]
Liquidity [Text Block]

NOTE 3 – LIQUIDITY

The Company has a history of recurring losses from operations and use of cash in operating activities. For the three months ended March 31, 2015, the Company's net loss was $4,194,465 and cash used in operating activities was $2,856,815. As of March 31, 2015, the Company had working capital of $5,494,148, which will not be sufficient to support its current operations for the next twelve months based on its business plan without obtaining additional financing. Collectively, these factors raise substantial doubt about the Company’s ability to continue as a going concern.

Besides continuing its strategic business plan on generating revenue, the Company intends to explore various strategic alternatives, including the sale of equity, debt or the disposal of certain non-core assets to raise additional capital. ln November 2014, the Company raised $12.5 million in capital financing through the issuance of convertible PIK Notes. During 2013, the Company raised gross proceeds of $16,060,000 pursuant to the sale of common stock and issuance of convertible PIK Notes. Management can also take steps to reduce the Company's future operating expenses as needed. However, the Company cannot provide any assurance that it will be able to raise additional capital as needed.  The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

NOTE 2 – LIQUIDITY

The Company has incurred recurring losses from operations and used cash in operating activities while in the process of developing and commercializing halloysite clay and iron oxide.  The Company's activities have been financed primarily through the sale of convertible debt and equity securities.  In November 2014, the Company raised $12,500,000 of financing through the private placement of 10% Mandatorily Convertible PIK Notes due 2018, but containing various terms that may effectively reduce or increase the maturity.  At December 31, 2014, the Company has working capital of approximately $8,200,000, which management believes should fund its operations through December 31, 2015.  Besides continuing its strategic business plan on generating revenue, the Company intends to explore various strategic alternatives, including the sale of equity, debt or the disposal of certain non-core assets to raise additional capital. Management can also take steps to reduce the Company's future operating expenses as needed.